UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 14, 2008



                    Millennium India Acquisition Company Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-32931                   20-4531310
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                         330 East 38th Street, Suite 46C
                               New York, NY 10016
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 681-6763


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On January 14, 2008, we issued a press release announcing that certain investors have indicated an interest in purchasing outstanding shares of our common stock and using their reasonable efforts to assist brokers in causing such shares to be voted in favor of our proposed acquisition of minority equity interests in each of SAM Global Securities Limited and SMC Global Securities
Limited at our upcoming Special Meeting of Stockholders to be held on January 16, 2008.

     A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.           Description
    -----------           -----------

        99.1              Press release issued on January 14, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Millennium India Acquisition Company Inc.



Dated: January 14, 2008               By:   /s/ Lawrence Burstein
                                          -------------------------------------
                                           Lawrence Burstein
                                           Director